UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

RELAY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39385	47-3923475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Binney Street
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 370-8837

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RLAY	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 27, 2022, Relay Therapeutics, Inc. (the "Company") issued a press release, a copy of which is furnished herewith as Exhibit 99.1. The Company intends to host a virtual analyst and investor event on June 27, 2022 from 8:00 a.m. to 9:00 a.m. E.T. to discuss its anticipated registrational path for RLY-4008, a potent, selective and oral small molecule inhibitor of fibroblast growth factor receptor 2 ("FGFR2"), in cholangiocarcinoma ("CCA") and three new programs within its HR+/HER2- breast cancer franchise. The Company has made available a slide presentation to accompany the event, a copy of which is being furnished as Exhibit 99.2 to this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

RLY-4008 Regulatory and Clinical Data Update

On June 27, 2022, the Company announced the anticipated registrational path for RLY-4008 in CCA and the interim clinical data that was shared with the U.S. Food and Drug Administration (the "FDA") to support such path. RLY-4008 is currently being evaluated in a clinical trial in patients with advanced or metastatic FGFR2-altered solid tumors with a single arm, potentially registration-enabling cohort for pan-FGFR ("FGFRi") treatment-naïve FGFR2-fusion CCA.

The Company conducted an end-of-phase 1 meeting with the FDA to discuss next steps for the clinical development of RLY-4008. Based on discussions with the FDA, the Company has decided to move forward with a single arm trial design for FGFRi-naïve FGFR2-fusion CCA at 70 mg once daily to potentially support accelerated approval. The Company also intends to add additional supportive CCA cohorts to a New Drug Application submission, including frontline, FGFRi-experienced and FGFR2 mutation and amplification patients that could potentially facilitate a line and alteration agnostic label if the submission is approved.

The interim clinical data the Company shared with the FDA included a data cut-off of April 19, 2022 (the "Data Cut-off Date") from the dose escalation portion of the ongoing clinical trial. The interim clinical data included a safety database of 115 patients, with 58 patients treated with the once daily ("QD") dosing schedule, and 13 of these patients were FGFRi-naïve FGFR2-fusion CCA patients treated with the once daily schedule ranging from 20 mg up to 70 mg. Also, in addition to the 17 patients previously disclosed by the Company at a twice daily schedule, an additional 40 patients were evaluated with an intermittent dosing schedule, both of which have been deprioritized.

The safety analysis as of the Data Cut-off Date was consistent with the analysis from the Company's initial data disclosure for its RLY-4008 clinical trial in October 2021. Most treatment emergent adverse events were expected FGFR2 on target, low-grade, monitorable, manageable, and largely reversible. There were no observed Grade 4 or 5 adverse events. Notable off-target toxicities of hyperphosphatemia and diarrhea continued to be clinically insignificant.

The efficacy analysis from this interim clinical data on the once daily dosing schedule presented by the Company to the FDA demonstrated confirmed partial responses in 8 out of 13, or 62%, FGFRi-naïve FGFR2-fusion CCA patients across the 20 mg to 70 mg QD cohorts. There were four patients treated at the registrational trial dose of 70 mg QD as of the Data Cut-off Date, all of which had confirmed partial responses.

Breast Cancer Portfolio and New Targets

The Company also announced the following three new programs in its breast cancer franchise: a selective cyclin dependent kinase 2 ("CDK2") inhibitor, a rationally designed estrogen receptor alpha ("ERα") degrader and a selective and chemically distinct pan-mutant phosphoinostide 3-kinase alpha inhibitor, RLY-5836.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and certain materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the Company's strategy, business plans and focus; the progress and timing of updates on the clinical development of the programs across the Company's portfolio, including the timing of a clinical data update for RLY-4008 and the clinical initiation of the Company's CDK2 program, ERα program and RLY-5836; the expected therapeutic benefits of its programs; whether preclinical or early clinical results of the Company's product candidates will be predictive of future clinical trials; the Company's expectations relating to its current and future interactions with the FDA, including its belief regarding a potential accelerated path to registration and label for RLY-4008; expectations regarding the Company's operating plan, use of capital, expenses, and other financial results during 2022 and in the future; and Relay Therapeutics' cash runway projection. The words "may," "might," "will," "could," "would," "should," "plan," "anticipate," "intend," "believe," "expect," "estimate," "seek," "predict," "future," "project," "potential," "continue," "target" and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Any forward-looking statements are based on management's current expectations and beliefs, and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this in this Current Report on Form 8-K or the materials furnished or filed herewith, including, without limitation, risks associated with: the impact of the ongoing COVID-19 pandemic, changing macroeconomic conditions or uncertain geopolitical factors where the Company has operations or does business, as well as on the timing and anticipated results of its clinical trials, strategy and future operations; the delay of any current or planned clinical trials or the development of the Company's drug candidates; the risk that the results of its clinical trials may not be predictive of future results in connection with future clinical trials; the Company's ability to successfully demonstrate the safety and efficacy of its drug candidates; the timing and outcome of its planned interactions with regulatory authorities; and obtaining, maintaining and protecting its intellectual property. These and other risks and uncertainties are described in greater detail in the section entitled "Risk Factors" in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company's views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release issued by Relay Therapeutics, Inc. on June 27, 2022, furnished herewith.
99.2	Virtual analyst and investor event presentation, dated June 27, 2022, furnished herewith.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELAY THERAPEUTICS, INC.

Date:	June 27, 2022	By:	/s/ Brian Adams
Brian Adams, J.D. Chief Legal Officer